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                                                        Exhibit 10.26.3





                           PLEDGE AGREEMENT







                     NRG GENERATING (U.S.) INC.,


                                 and


                      MEESPIERSON CAPITAL CORP.,
                         as Security Trustee






                          December 17, 1997



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                           PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT is made as of this 17 day of December, 1997, between NRG GENERATING (U.S.) INC., a Delaware corporation having offices at 1221 Nicollet Mall, Suite 610, Minneapolis, Minnesota 55403 (the "Borrower") and MeesPierson Capital Corp., a Delaware corporation having offices at 445 Park Avenue, New York, New York ("MPCC"), as security trustee (the "Pledgee").


                             WITNESSETH:
WHEREAS:

A. Pursuant to a credit agreement dated as of December 17, 1997 (the "Credit Agreement") made by and among (i) the Borrower, as borrower,
(ii) MPCC, as arranger, (iii) the banks and financial institutions whose names and addresses are set out in Schedule 1 thereto (together, the "Lenders") and (iv) MPCC, as agent (in such capacity, the "Agent') and security trustee (in such capacity the "Security Trustee") for the Lenders, the Lenders, subject to the terms thereof, have agreed to make advances to the Borrower of up to Thirty Million United States Dollars (US$30,000,000) outstanding at any time (the "Credit Facility");

B. As of the date hereof, the Borrower is the registered and beneficial owner of 83% of the issued and outstanding shares of capital stock (the "Pledged Shares") of O'Brien (Philadelphia) Cogeneration Inc., a Delaware corporation (the "Pledged Corporation") and the
Pledged Shares are represented by stock certificates described in
Schedule 1 hereto (collectively, the "Stock Certificates"); and

C. It is a condition precedent to the availability of the Credit Facility to the Borrower that the Borrower execute and deliver to the Pledgee, among other things, this Pledge Agreement.

     NOW, THEREFORE, in consideration of the premises the Borrower agrees with the Pledgee as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein.

          2. Grant of Security. As security for the full and prompt payment to the Agent and the Lenders of all sums owing by the Borrower to the Lenders whether for

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principal, interest, fees, expenses or otherwise, under and in connection with the Credit Agreement, the Note and the other Security Documents or otherwise and the due and punctual performance by the Borrower of its obligations in connection therewith (all of the above now or hereafter existing, together the "Obligations"), the Borrower hereby pledges, assigns, transfers and delivers to the Pledgee as Agent and Security Trustee for the Lenders the Pledged Shares and hereby grants to the Pledgee a first lien on, and first security interest in, the Pledged Shares.

          3. Pledge Documents. Concurrently with the execution of this Pledge Agreement, the Borrower shall execute and deliver to the Pledgee Irrevocable Proxies in favor of the Pledgee in respect of the Pledged Shares in the form set out in Exhibit A hereto (the "Irrevocable Proxies"), and shall deliver to the Pledgee the Stock Certificates together with signed, undated stock powers pertaining thereto duly executed in blank.

          4. Representations and Warranties. The Borrower represents and warrants that:

                                   (i)    it is the legal and
                      beneficial owner of, and has good and marketable title to, the Pledged Shares, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Pledge Agreement and the delivery of the Pledged Shares to the Pledgee;

                                   (ii)   it has full power, authority
                      and legal right to execute, deliver and perform this Pledge Agreement and to create the collateral security interest for which this Pledge Agreement provides;

                                   (iii)  the Pledged Shares of the
                      Pledged Corporation (a) have been duly and validly issued and are fully paid and nonassessable and (b) constitute eighty-three percent (83%) of the issued and outstanding capital stock of the Pledged Corporation, the only capital stock of the Pledged Corporation not owned by the Borrower being the seventeen percent (17%) owned by the Revocable Trust of Marsha Reines Perelman (the "Perelman Shares");

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                                   (iv)   as of the date hereof, the
                      Pledged Corporation has not entered into any options, warrants or other agreements to issue additional capital stock and there are no voting trusts or other shareholder agreements or arrangements relating to the Pledged Shares other than in respect of the Perelman Shares;

                                   (v)    this Pledge Agreement
                      constitutes a valid obligation of the Borrower, legally binding upon it and enforceable in accordance with its terms, except to the extent that such enforcement may be limited by equitable principles, principles of public policy or applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditor's rights;

                                   (vi)   the pledge, hypothecation,
                      assignment and delivery of the Pledged Shares pursuant to this Pledge Agreement creates a valid first perfected security interest in each of the Pledged Shares and the proceeds thereof;

                                   (vii)  except for consents obtained
                      prior to the date hereof, no consent of any other party (including stockholders of the Borrower) is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement, and, except to the extent obtained prior to the date hereof, no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement; and

                                   (viii) the execution, delivery and
                      performance of this Pledge Agreement will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the Articles of Incorporation, by-laws or other charter documents of the Borrower or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to

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                                     which the Borrower is a party or
                      which purports to be binding upon it or any of its properties or assets and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement.

          5. Covenants. The Borrower hereby covenants that during the continuance of this security:

                                   (i)    it shall warrant and defend
                      the right and title of the Pledgee conferred by this Pledge Agreement in and to the Pledged Shares at the cost of the Borrower against the claims and demands of all persons whomsoever;

                                   (ii)   except as herein provided,
                      without the prior written consent of the Pledgee, it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Pledged Shares or suffer to exist any encumbrance on the Pledged Shares;

                                   (iii)  without the prior written
                      consent of Pledgee, it shall not vote the Pledged Shares in favor of the consolidation, merger, dissolution, liquidation or any other corporate reorganization of the Pledged Corporation, except as permitted under Section 10.1B(viii) of the Credit Agreement;

                                   (iv)   without the prior written
                      consent of the Pledgee it shall not take from the Pledged Corporation any undertaking or security in respect of its liability hereunder or in respect of any other liability of the Pledged Corporation to the Borrower and the Borrower shall not prove nor have the right of proof in competition with the Pledgee, for any monies whatsoever owing from the Pledged Corporation to the Borrower, in any insolvency or liquidation, or analogous proceedings under any applicable law, of the Borrower; and

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                                   (v)    The Pledged Corporation shall
                      not issue any additional shares of its capital stock nor enter into any options, warrants or other agreements to do so.

          6. Delivery of Additional Shares. If the Borrower shall become entitled to receive or shall receive any stock certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any of the Pledged Shares or upon acquisition of the Perelman Shares as contemplated by the Credit Agreement, the Borrower agrees to accept the same as the agent of the Pledgee and to hold the same in trust for the benefit of the Pledgee and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of the Borrower when necessary and/or appropriate undated stock powers duly executed in blank, and irrevocable proxies for any stock certificates so received, in substantially the form of Exhibit A, to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Shares on the liquidation or dissolution of the Pledged Corporation shall be paid over to the Pledgee to be held by it as additional collateral security for the Obligations.

          7. Collateral. All property at any time pledged to the Pledgee hereunder by the Borrower (whether described herein or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

          8. Voting Rights. The Pledgee shall as pledgee and as the holder of the Irrevocable Proxies receive notice (if an Event of Default shall have occurred and is continuing) and shall have the right to vote the Pledged Shares at its own discretion at any annual or special meeting of the shareholders of the Pledged Corporation, as the case may be, provided, however, that the Pledgee shall not exercise such right to vote unless an Event of Default shall have occurred and be continuing.

          9.   Default.  The security constituted by this Pledge
Agreement shall become immediately enforceable on the occurrence of an Event of Default under the Credit Agreement.

          10. Remedies. At any time after the security constituted by this Pledge Agreement shall have become enforceable as aforesaid, the Pledgee shall be entitled without further notice to the Borrower:

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                                   (i)    to sell, assign or convert
                      into money all or any part of the Collateral in such manner and upon such terms and for such consideration (whether in cash, securities or other assets, whether deferred or not and whether at public or private sale) as the Pledgee may in its absolute discretion think fit with the right to the Pledgee upon such sale to purchase the whole or any part of the Collateral, free of any right or equity of redemption in the Borrower, which right and/or equity is hereby expressly waived;

                                   (ii)   to cause the resignation of
                      the then existing directors and officers of the Pledged Corporation and to elect new directors and appoint new officers of the Pledged Corporation and to exercise through such directors and officers the powers of management of the Pledged Corporation; and

                                   (iii)  to exercise all voting and
                      other corporate rights at any meeting of the Pledged Corporation and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Shares of the Pledged Corporation as if it was the absolute owner thereof, including, without limitation, the right to exchange at its discretion, any and all of such Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Corporation or, upon the exercise by such Pledged Corporation or the Pledgee of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares of the Pledged Corporation with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

In addition to the rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have rights and remedies of a secured party under the Uniform Commercial Code of the State of New York.

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          11.  No Duty on Pledgee.  The Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

          12. Application of Proceeds. All moneys collected or received by the Pledgee pursuant to this Pledge Agreement shall be dealt with as provided in Section 9.3 of the Credit Agreement.

          13. Termination. When all of the Obligations shall have been fully satisfied, the Pledgee agrees that it shall forthwith release the Borrower from its Obligations hereunder and the Irrevocable Proxies shall terminate forthwith and be delivered to the Borrower forthwith together with the other items furnished to the Pledgee pursuant to Section 3 hereof.

          14. Further Assurances. The Borrower shall from time to time, and at all times after the security constituted by this Pledge Agreement shall have become enforceable, execute all such further instruments and documents and do all such things as the Pledgee may reasonably deem desirable for the purpose of obtaining the full benefit of this Pledge Agreement and of the rights, title, interest, powers, authorities and discretions conferred on the Pledgee by this Pledge Agreement including (without limitation) causing the Pledged Corporation to execute any such instruments and documents as aforesaid. The Borrower hereby irrevocably appoints the Pledgee its attorney-in-fact for it and in its name and on its behalf and as its act and deed to execute, seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may reasonably deem desirable for any of the purposes of this Pledge Agreement; provided that the Pledgee shall not exercise such power until the security constituted by this Pledge Agreement shall have become enforceable. The Pledgee shall have full power to delegate this power of attorney but no such delegation shall preclude the subsequent exercise of such power by the Pledgee itself or preclude the Pledgee from subsequent delegation to some other person and any delegation may be revoked by the Pledgee at any time.

          15. No Waiver; Remedies Cumulative and Exclusive. The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Pledgee, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgee, any right, power

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or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

          16. Changes in Writing; Successors and Assigns. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgee. This Pledge Agreement and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, its respective successors and assigns.

          17. Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to the Borrower at the address or telecopy number set forth below and to the Lenders, the Agent and the Security Trustee at their address and telecopy number set forth in Schedule 1 to the Credit Agreement or at such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party hereto. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

          If to the Borrower:

                    NRG Generating (U.S.) Inc.
                    1221 Nicollet Mall, Suite 610
                    Minneapolis, Minnesota  55403
                    Attention:  Vice President-CFO

                    Telecopy No. (612) 373-8833

                    with a copy to:

                    Troutman Sanders LLP
                    600 Peachtree Street, N.W.
                    Suite 5200

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                    Atlanta, Georgia  30308-2216
                    Attention:  M. Stuart Sutherland, Esq.

                    Telecopy No. (404) 885-3900

If the Pledgee:

                    MeesPierson Capital Corp.
                    445 Park Avenue
                    New York, New York  10022
                    Attention:  Hendrik J. Vroege

                    Telecopy No. (212) 801-0420

      18. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

      19. Submission to Jurisdiction. The Borrower hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by the Pledgee under this Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Borrower by mailing (certified or registered mail) or delivering the same by hand to the Borrower at the address indicated for notices in Section 18.
The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Borrower as such, and shall be legal and binding upon the Borrower for all the purposes of any such action or proceeding. A judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Borrower to the Pledgee or the Lenders) after exhaustion of any appeals taken against the Borrower in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Borrower will advise the Pledgee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Pledgee or the Lenders may bring any legal action or proceeding in any other appropriate jurisdiction.

      20. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE PLEDGEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION,

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PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY
OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT.

      21. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      22. Counterparts. This Pledge Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.


      23. Headings. In this Pledge Agreement, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Pledge Agreement.

      IN WITNESS whereof the parties hereto have caused this Pledge Agreement to be duly executed the day and year first above written.


                          NRG GENERATING (U.S.) INC.



                          By: /s/ Timothy P. Hunstad
                          Name:   Timothy P. Hunstad
                          Title:  Vice President-CFO

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                          MEESPIERSON CAPITAL CORP.


                          By: /s/ Hendrik J. Vroege
                          Name:   Hendrik J. Vroege
                          Title:  Vice President


                          By: /s/ John T. Connors
                          Name:   John T. Connors
                          Title:  Exec. V.P.

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                                              EXHIBIT A


                       IRREVOCABLE PROXY


          The undersigned, the registered and beneficial owner of the below described shares of O'BRIEN (PHILADELPHIA) COGENERATION INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby makes, constitutes and appoints MeesPierson Capital Corp. ("the Pledgee") with full power to appoint a nominee or nominees to act hereunder from time to time, the true and lawful attorney and proxy of the undersigned to vote the issued shares of the Company represented by Share Certificate(s) No(s). at all annual and special meetings of shareholders of the Company or take any action by written consent with the same force and effect as the undersigned might or could do, hereby ratifying and confirming all that the said attorney or their nominee or nominees shall do or cause to be done by virtue hereof.

          The said shares have been pledged (the "Pledge") to the Pledgee pursuant to a Pledge Agreement dated December __, 1997.


          This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable so long as the Pledge is outstanding and is in full force and effect.

          IN WITNESS whereof the undersigned has caused this instrument to be duly executed this __ day of ________, ________.

                               NRG GENERATING (U.S.) INC.


                               By /s/ Timothy P. Hunstad
                               Name:  Timothy P. Hunstad
                               Title: Vice President-CFO


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                                                       SCHEDULE 1


       STOCK CERTIFICATES REPRESENTING PLEDGED SHARES



             Certificate #          # of Shares

                   6                    100